SPECIAL SERVICING AGREEMENT


         THIS SPECIAL SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 1998, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OCWEN FEDERAL BANK FSB, a federal savings bank (the "Special Servicer"):

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to The Chase Manhattan Bank, as trustee (the "Trustee") under a trust agreement dated as of July 1, 1998 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, multiple classes of Certificates, including the Class X-1, Class X-2, Class X-3 and Class X-4 Certificates (collectively, the "Class X
Certificates"), will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder" with respect to each related Mortgage Pool) is expected to be the initial registered Holder of each of the Class X Certificates.

         WHEREAS, Lehman Capital desires that the Special Servicer perform the services with respect to the Serviced Mortgage Loans as provided in this Agreement (including those provisions that are incorporated by reference herein), and the Special Servicer has agreed to do so, subject to the conditions set forth herein.

         WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Special Servicer under this Special Servicing Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Special Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement dated as of December 1, 1997, between Lehman Capital and the Special Servicer (the "Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Special Servicing. The Special Servicer agrees, with respect to the Serviced Mortgage Loans (as to the related Mortgage Pool), to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Special Servicer. The Special Servicer, including any successor special servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Special Servicer services the Serviced Mortgage Loans (as to the related Mortgage Pool) in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Owner" (as defined in the Servicing Agreement) to enforce the obligations of the Special Servicer under the Servicing Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Special Servicer under this
Agreement upon the failure of the Special Servicer to perform any of its obligations under this Agreement, after the expiration of any notice and cure periods, if any, as provided in Section 9.01 of the Servicing Agreement. If the Special Servicer is in default under this Agreement, after the expiration of any notice and cure periods, if any, the Master Servicer shall, upon the written direction of any Directing Holder, terminate the rights and obligations of the Special Servicer as to the related Mortgage Pool under this Agreement.

         Upon prior  written  notice,  each  Directing  Holder  shall have the exclusive right to terminate the rights and obligations of the Special Servicer under this Agreement, as to the related Mortgage Pool, without cause and without payment of any termination fee in connection with such termination; provided, that (i) any successor special servicer as to the related Mortgage Pool shall be appointed in the manner provided below and (ii) a letter is provided to the Trustee from each Rating Agency to the effect that such termination and appointment will not result in the qualification, reduction, or withdrawal of the ratings applicable to the Certificates.

         Notwithstanding  anything to the contrary in Sections 9.01,  9.02 and
10.01 of the Servicing Agreement, the applicable Directing Holder shall, within 30 days of the receipt by the Special Servicer of a copy of any termination notice delivered by the Master Servicer to the Special Servicer or upon delivery by the applicable Directing Holder of any such notice pursuant
Section 9.02 or upon receipt by the Directing Holders of any resignation notice given by the Special Servicer, notify the Master Servicer in writing of each Directing Holder's nominee as successor special servicer, which nominee shall be appointed as special servicer (as to the related Mortgage Pool) by the Master Servicer unless the Master Servicer reasonably objects to such nominee within 10 days following receipt of such notice. If the Master Servicer objects to such nominee, then the Master Servicer shall, within such 10-day period, appoint a successor special servicer (as to the related
Mortgage Pool), which successor shall be reasonably acceptable to such Directing Holder.

         4. No Representations. Neither the Special Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         6. Governing Law. THIS SPECIAL SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Special Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Servicing Agreement. This Agreement amends the terms and provisions of the Servicing Agreement only with respect to the Serviced Mortgage Loans identified on Schedule I hereto and does not purport to amend or modify the Servicing Agreement with respect to any other loans that are or may become subject to the Servicing Agreement.

         9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Owner or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attn:  Master Servicing Department, SASCO 1998-8

         Copies of all such notices, and all notices to be delivered to the initial Directing Holder under this Agreement, shall be delivered to the Directing Holder at the following address:

                  Lehman Brothers Inc.
                  Three World Financial Center
                  200 Vesey Street
                  New York, New York  10285
                  Attn:  Mortgage-Backed Securities

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  #13451700, SASCO 1998-8

         10. Termination of Rights of Directing Holders. The parties hereto intend that the Directing Holders be third party beneficiaries of this Agreement. All rights of any Directing Holder hereunder and under the Trust Agreement and all obligations of the other parties hereto with respect to any Directing Holder shall terminate immediately upon the transfer of the respective Class X Certificate to any other Person, unless (i) the Special Servicer consents in writing to the transfer of such rights and (ii) the Trustee is provided with a letter from each Rating Agency to the effect that the transfer of the rights of the related Directing Holder to such transferee will not result in the qualification, withdrawal or downgrade of the ratings then assigned to any Class of Certificates.

         11. Annual Audit Report. On or before April 30 of each year, beginning with April 30, 1999, Special Servicer shall cause a firm of independent public accountants (who may also render other services to Special Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Owner, each Directing Holder and Master Servicer, to the effect that such firm has examined certain documents and records for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Special Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

         12. Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 1999, the Special Servicer, at its own expense, will deliver to the Owner, each Directing Holder and Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Special Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Special Servicer to remedy such default.

         Executed as of the day and year first above written.

                                               LEHMAN CAPITAL, A DIVISION OF
                                                 LEHMAN BROTHERS HOLDINGS INC.



                                               By:  /s/ Joseph Kelly
                                                    Name:  Joseph J. Kelly
                                                    Title: Vice President


                                               OCWEN FEDERAL BANK FSB



                                               By:  /s/ Jay B. Goldman
                                                    Name:  Jay B. Goldman
                                                    Title:  Vice President

                                   EXHIBIT A

                   Modifications to the Servicing Agreement


1. The following is hereby added immediately following the words "incidental fees and charges" in the definition of "Ancillary Income" in Article I: ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

2. The definition of "Base Servicing Fee" is hereby amended by deleting the last sentence therefrom.

3. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

       "The custodial agreements relating to custody of the Serviced Mortgage Loans among: (i) U.S. Bank Trust National Association, as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation and (ii) Chase Bank of Texas, N.A., as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation, each dated as of July 1, 1998."

4. The following is hereby added immediately following the words "Special Servicer" in the definition of "Opinion of Counsel" in Article I:
       "(except that such counsel must be Independent (as defined in the Trust Agreement) outside counsel with respect to any such opinion relating to the REMIC Provisions)."

5. The definition of "Primary Servicer" in Article I is hereby deleted and replaced with the following:

       "Aurora Loan Services Inc. or any of its successors."

6.     The following definitions are hereby added to Article I:

              "Monthly Advance: With respect to each Remittance Date and each Mortgage, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) which was due on the Mortgage Loan, and (i) which was delinquent at the close of business on the immediately preceding Determination Date and (ii) which was not the subject of a previous Monthly Advance, unless such Advance would constitute a Nonrecoverable Advance.

              "REMIC Provisions: The provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time."

7. The definition of "First Remittance Date" in Article I is hereby deleted and replaced with the following:

              "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month, following the month in which the related Transfer Date occurs."

8. The definition of "Remittance Date" in Article I is hereby deleted and replaced with the following:

              "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, following the First Remittance Date."

9. Section 2.03 is hereby amended by deleting the first, second and third paragraphs thereof in their entirety and, in the fourth paragraph thereof, deleting the following: "(and any applicable Acknowledgement Agreement)".

10. Section 2.05(a)(i) is deleted in its entirety and replaced with the following:

              "(a)(i) Within five business days following a Transfer Date, the Special Servicer shall reimburse the Primary Servicer for all principal and interest and Servicing Advances made by such Primary Servicer and all accrued and unpaid Servicing Fees due to the Primary Servicer with respect to any Transferred Mortgage Loan identified on such Notice of Transfer for which the Primary Servicer has not been reimbursed. Thereafter, such amounts paid by the Special Servicer, if any, shall be reimbursed to the Special Servicer in accordance with Section 3.04 hereof."

11. Section 3.01 is hereby amended by deleting clause (a) of the third paragraph of subsection (B) thereof and by adding the following at the end of such Section:

              "(C) In connection with the transfer of any Distressed Mortgage Loan, (i) the Special Servicer will be responsible for servicing the Distressed Mortgage Loan from and after the effective date of transfer of servicing to the Special Servicer, but shall have no obligation to service such Distressed Mortgage Loan on or prior to such effective date of the transfer of servicing, (ii) notwithstanding clause (i) above, the Special Servicer shall not include the Distressed Mortgage Loan in its monthly remittance report pursuant to Section 4.02 for the month in which such transfer is effected and shall not be obligated to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Servicer by the Special Servicer hereunder shall include the Monthly Advance made by the Servicer on such Remittance Date, regardless of whether the Servicer makes such Monthly Advance before or after the effective date of such transfer, and (iv) the Special Servicer shall be entitled to the Base Servicing Fee with respect to each such Distressed Mortgage Loan for the entire month in which such transfer occurs.

       Promptly after the transfer of any Distressed Mortgage Loan, the Special Servicer shall use its best reasonable efforts to determine whether any seller's representation or warranty applicable to such Mortgage Loan has been breached, and shall notify the Trustee and the Master Servicer in writing of any possible breach so identified. The Special Servicer may conclusively rely upon information provided by Lehman Capital, and its successors and assigns, including copies of any related agreements of sale, in determining which representations and warranties are applicable to such Mortgage Loan."

12. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
       Section 3.03 are hereby deleted and replaced with the following: "Ocwen Federal Bank FSB, in trust for Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-8."

13. Section 3.04(ii) is deleted in its entirety and replaced with the following:

              "(ii) to  reimburse  itself  for  unreimbursed  advances  of the
       Special Servicer's funds made pursuant to Section 2.05 hereof, including advances by the Special Servicer to reimburse the Primary Servicer for principal and interest advances, Servicing Advances and unpaid servicing fees due to them, if any, the Special Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to either (x) amounts received on the related Transferred Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, and related Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, any Primary Servicer and any Certificateholder or (y) any other amounts in the Collection Account in the event that such advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Transferred Mortgage Loan or REO Property after a final determination has been made as to what amounts have been or will be recovered, it being understood that for those Transferred Mortgage Loans in foreclosure, the Owner shall reimburse the Special Servicer for Servicing Advances and advances made pursuant to Section 2.05 hereof through the completion of the sale of the defaulted Mortgage Loan, or the foreclosure and disposition of the REO Property;"

14. Section 3.04 is hereby amended by deleting clause (iii) in its entirety and replacing such clause with the following clauses (iii) and (iv):

              "(iii) to reimburse itself for Monthly Advances of the Special Servicer's funds made pursuant to Section 7.03, the Special Servicer's right to reimburse itself pursuant to this subclause (iii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, related Liquidation Proceeds, Insurance Proceeds, condemnation proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, any Primary Servicer and any Certificateholder ; provided, that if the Special Servicer reasonably determines that any unreimbursed Monthly Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;

              (iv) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Base Servicing Fees, the Special Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related late collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner; provided, that if the Special Servicer reasonably determines that any unreimbursed Servicing Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;"

       Clauses (iv) through (viii) in Section 3.04 are hereby redesignated clauses (v) through (ix), as applicable.

15. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
       Section 3.05 are hereby deleted and replaced with the following: "Ocwen Federal Bank FSB, in trust for Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-8."

16. Section 3.10(a) is deleted in its entirety and replaced with the following:

              "(a) Default Management Responsibilities: Subject only to Accepted Servicing Practices and Section 3.11 below, the Special Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Special Servicer is hereby authorized and empowered by the Owner (if, in the Special Servicer's reasonable judgment, such action with respect to the Transferred Mortgage Loans and/or the Mortgaged Properties is in the best interests of Owner in accordance with, or is required by, this Agreement, and subject to Accepted Servicing Practices) to take the following actions (without limitation): (i) prepare, execute and deliver, on behalf of the Owner with expenses associated therewith being Servicing Advances hereunder, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each
       Mortgaged Property and related collateral; and, subject to the remaining terms and provisions of this Section, modifications, waivers (including, without limitation, waivers of any late payment charge in connection with any delinquent payment on a Transferred Mortgage Loan), consents, amendments, discounted payoff agreements, forbearance agreements, cash management agreements or consents to or with respect to any documents contained in the related servicing file; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other instruments comparable to any of the types of instruments described in this subsection (i), and (ii) institute and prosecute judicial and non-judicial foreclosures, suits on promissory notes, indemnities, guaranties or other loan documents, actions for equitable and/or extraordinary relief (including, without limitation, actions for temporary restraining orders, injunctions, and appointment of receivers), suits for waste, fraud and any and all other tort, contractual and/or other claims of whatever nature, and to appear in and file on behalf of the Owner such pleadings or documents as may be necessary or advisable in any bankruptcy action, state or federal suit or any other action. In the event that any Mortgage Loan is in default or, in the judgment of the Special Servicer, such default is reasonably foreseeable, the Special Servicer, consistent with Accepted Servicing Practices, may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the full outstanding and unpaid principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Special Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action). In addition, if, with respect to a Transferred Mortgage Loan, a default (or any condition resulting in a default being reasonably foreseeable) is cured (such Mortgage Loan being referred to herein as a "Performing Loan"), the Special Servicer may thereafter waiver, modify or vary terms of such Performing Loan provided that no such action will (A) decrease the Mortgage Rate on the Performing Loan, (B) defer or forgive the payment of principal or interest (except with respect to liquidation of such Performing Loan) or (C) extend the final maturity date of such Performing Loan, provided, however, that no such modification shall be permitted to the extent that it would (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

              Notwithstanding anything to the contrary in this Agreement, the Special Servicer shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty; provided, that the foregoing shall not (i) apply to any Severely Delinquent Loan or (ii) prohibit the Special Servicer from entering into any agreement for modification, waiver, forbearance, amendment or discounted payoff of a Mortgage Loan in accordance with this Agreement that does not have the effect of waiving any prepayment premium or penalty or modifying any provision requiring payment thereof.

              Notwithstanding the foregoing, in the event of any conflict between the provisions of this Section 3.10 and the provisions of
       Section 3.11, the provisions of Section 3.11 shall control."

17. Section 3.10(e) is hereby deleted in its entirety and replaced with the following:

              "(e) At any time, a Directing Holder may request that the Special Servicer take a particular action with respect to a particular Mortgage Loan in the related Mortgage Pool, including without limitation foreclosure, waivers or modifications. Any such request shall be in writing, a copy of which shall be delivered to the Master Servicer. If the Special Servicer determines that such requested action is consistent with Accepted Servicing Practices, then the Special Servicer shall comply with such request. Within two Business Days of receipt of such a request, the Special Servicer shall notify such Directing Holder whether the Special Servicer intends to comply with such request. If the Special Servicer does not comply with such request (or fails to notify such Directing Holder of its decision within the two Business Day period), then such Directing Holder may, at its sole option and upon written notice to the Special Servicer and the Master Servicer, purchase the related Mortgage Loan from the Trust Fund at the Purchase Price (as defined in the Trust Agreement). In addition, a Directing Holder may purchase any Severely Delinquent Mortgage Loan from the related Mortgage Pool upon written notice to the Master Servicer and the Special Servicer within three Business Days of the day on which such Mortgage Loan becomes a Severely Delinquent Loan.

              The Special Servicer shall have the right to purchase any Severely Delinquent Loan at the Purchase Price (as defined in the Trust Agreement). The Special Servicer shall send a written notice (the "Initial Notice") to the Directing Holder with respect to the related Mortgage Pool advising such Directing Holder that the Special Servicer intends to purchase a Severely Delinquent Loan in the related Mortgage Pool. Such Directing Holder shall have the option to (i) direct the Special Servicer not to purchase any such Severely Delinquent Loan but to proceed with a particular default resolution strategy consistent with Accepted Servicing Practices, (ii) direct the Special Servicer to proceed with the purchase of such loan on the terms proposed by the Special Servicer, or (iii) indicate that such Directing Holder intends to purchase such Severely Delinquent Loan, in which case such Directing Holder shall have the sole right and option to purchase the Severely Delinquent Loan at the Purchase Price; provided, however, that if such Directing Holder fails or refuses to deliver a written notice of its election to the Special Servicer within two Business Days after the Special Servicer has sent to such Directing Holder the Initial Notice, then such Directing Holder shall be deemed to have consented to the Special Servicer purchasing the Severely Delinquent Loan for its own account."

18.    The  following  Section  3.11 is  hereby  added  immediately  following
       Section 3.10:

       "Section 3.11     REMIC Provisions.

              (a) Unless the Mortgagor is in default with respect to the related Mortgage Loan or such default is, in the judgment of the Special Servicer, reasonably foreseeable, the Special Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), change the final maturity date on such Mortgage Loan, or permit any alteration, substitution or release of any collateral for such Mortgage Loan.

              (b) The Special Servicer shall dispose of any REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) the Owner shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Special Servicer's expense) or the Special Servicer shall have applied for, not later than 61 days prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Special
       Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Special Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Special Servicer and the Owner shall be entered into with respect to such purchase money mortgage.

              Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Special Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes."

19. The first paragraph of Section 4.01 is hereby deleted and replaced with the following:

              "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus
       (b) all amounts, if any, which the Servicer is obligated to advance pursuant to Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 7.03, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

20. Section 4.02 is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following:
       "tenth day of each month, or if such tenth day is not a Business Day, the immediately preceding Business Day"

21. Section 5.01 is hereby amended by deleting the last sentence of each of subsections (a) and (b) thereof.

22. The following Sections 7.03 and 7.04 are hereby added immediately following Section 7.02:

       "Section 7.03     Monthly Advances and Compensating Interest.

              (a) Notwithstanding anything to the contrary herein, the Special Servicer shall make Monthly Advances (other than Balloon Payments as defined in the Trust Agreement) on each Remittance Date through the Remittance Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and condemnation proceeds) with respect to the related Mortgage Loans, unless such advances would constitute Nonrecoverable Advances.

              (b) Notwithstanding anything to the contrary herein, with respect to each Principal Prepayment of a Mortgage Loan the Special Servicer shall deposit in the Custodial Account on a daily basis and retain therein the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Special Servicer's own funds, without reimbursement therefor, up to a maximum amount per month equal to the aggregate of the Base Servicing Fees otherwise payable to the Special Servicer with respect to such month.

              Section 7.04 Special Servicing Compensation. Notwithstanding anything to the contrary herein, the Special Servicer shall not be entitled to pay itself any compensation out of amounts collected on or in respect of the Mortgage Loans other than the Base Servicing Fee and any Ancillary Income, to the extent provided herein. Any other compensation payable to the Special Servicer hereunder, including the Special Servicing Fee, the Extended Special Servicing Fee and the Incentive Fee, shall be payable to the Special Servicer on each Distribution Date as provided in the Trust Agreement."

23.    Section 9.02 is hereby deleted in its entirety.

24.    The following paragraph is added at the end of Section 10.01:

              "Neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any acts or omissions of the Special Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Special Servicer to maintain computer and other information systems that are year-2000 compliant."

25. All references in the Servicing Agreement or in any schedules or exhibits thereto, including, without limitation, Exhibit I, to the "Decision Matrix" are hereby deleted in their entirety.

26.    The following definition is hereby added:

              "Prepayment Period: With respect to the first Remittance Date, the period beginning on the Cut-off Date and ending on August 1. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs."

27. The definitions of "Extended Special Servicing Fee," "Incentive Fee," "Loss Severity Percentage" and "Special Servicing Fee" are hereby deleted in their entirety.

28. Section 5.01is hereby deleted in its entirety and replaced with the following:

              "Section 5.01 Servicing Compensation. As consideration for servicing the Transferred Mortgage Loans subject to this Agreement, the Special Servicer shall be entitled to (i) retain the Base Servicing fee equal to one-twelfth of (x) the Servicing Fee Rate and (y) the outstanding principal balance of such Transferred Mortgage Loan (or an assumed unpaid principal balance as of the date the related Transferred Mortgage Loan was foreclosed or a deed-in-lieu of foreclosure was delivered) during any month or part thereof (unless otherwise specified herein) and (ii) receive such additional compensation as is specified in a separate letter agreement dated the Closing Date."